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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


           1111 LOUISIANA STREET
              HOUSTON, TEXAS                                 77002
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000



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ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto and incorporated by reference herein are the consolidated interim financial statements of Orion Power Holdings, Inc., a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the quarterly period ended June 30, 2003.

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                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                        RELIANT RESOURCES, INC.
                                        (Registrant)



Date: August 13, 2003                   By: /s/ Thomas C. Livengood
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                                        Thomas C. Livengood
                                        Vice President and Controller
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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
99.1 Consolidated interim financial statements of Orion Power Holdings, Inc., a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the quarterly period ended June 30, 2003.
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